UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 18, 2003


                            O'REILLY AUTOMOTIVE, INC.


             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                                      44-0618012
--------------------------------------------------------------------------------
(State or Other Jurisdiction                  (IRS Employer Identification No.)
     of Incorporation)

                                233 S. Patterson
                           Springfield, Missouri 65802
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  417-862-6708
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


ITEM 5. OTHER EVENTS.

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 20, 2003

                                     O'REILLY AUTOMOTIVE, INC.

                                     By:/s/ James R. Batten
                                     -------------------------------------------
                                     James R. Batten
                                     Vice President of Finance
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------------------------------------------------------------

 99.1          Press Release dated November 18, 2003

                   O'REILLY AUTOMOTIVE, INC. AND SUBSIDIARIES
                                  Exhibit 99.1

FOR IMMEDIATE RELEASE

For further information contact:                             David O'Reilly
                                                             James R. Batten
                                                             (417) 862-3333
________________________________________________________________________________

    O'REILLY AUTOMOTIVE INC. MORGAN STANLEY FIRST ANNUAL SMALL CAP EXECUTIVE
               CONFERENCE PRESENTATION TO BE AVAILABLE ON WEBSITE
________________________________________________________________________________

Springfield, MO, November 18, 2003 -- O'Reilly Automotive, Inc. (the "Company") (Nasdaq: ORLY), plans to make a presentation at the Morgan Stanley First Annual Small Cap Executive Conference in Scottsdale, Arizona, on Wednesday, November 19, 2003.

The slides to be used in this presentation will be available to interested parties on Wednesday, November 19, 2003, through the Company's website at www.oreillyauto.com by clicking on "News" then "Financial Reports".

O'Reilly Automotive is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O'Reilly family, the Company operated 1,074 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Nebraska, North Carolina, Oklahoma, Tennessee, Texas and Virginia as of September 30, 2003.